Exhibit 99.1

2020 Investor Day Historical Professional Services Financial Results Page 1 ($ in millions) Q1 2019 Q2 2019 Q3 2019 Q4 2019 FY 2019 Q1 2020 Q2 2020 Americas Backlog 31,243 32,029 31,184 32,064 32,064 32,064 37,195 Revenue 2,560 2,576 2,564 2,682 10,383 2,452 2,476 Net Service Revenue (NSR) 1 875 941 909 921 3,645 906 933 Operating Income 113 129 128 149 518 146 141 Adjusted Operating Income 2 128 132 132 163 555 151 146 % of NSR 14.4% 14.1% 14.5% 17.8% 15.2% 16.6% 15.6% International Backlog 4,668 4,722 4,565 4,464 4,464 4,454 4,416 Revenue 792 835 795 830 3,252 783 770 Net Service Revenue (NSR) 1 637 654 633 646 2,570 634 626 Operating Income 15 22 33 35 105 29 36 Adjusted Operating Income 2 17 23 33 37 110 30 37 % of NSR 2.6% 3.6% 5.2% 5.7% 4.3% 4.7% 5.9% Unallocated Corporate G&A (34) (36) (36) (37) (143) (35) (28) AECOM Capital Operating Income (Loss) (0) 10 1 11 21 (1) 4 Continuing Operations Adjusted Operating Income 2 110 129 129 174 543 144 159 Depreciation 31 35 34 36 136 33 30 Non-Controlling Interests (5) (7) (6) (7) (25) (4) (5) Other Income (ex. Interest Income) 1 1 1 1 4 1 (1) Continuing Operations Adjusted EBITDA 2 137 158 159 204 657 173 182 1 Revenue, net of subcontract costs. 2 Excludes the impact of non-operating items, such as acquisition and integration-related items, transaction-related expenses and restructuring costs and other items. See following pages for a complete reconciliation of Non-GAAP measures. * Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

2020 Investor Day Non - GAAP Financial Measures Page 1 Page 2 Twelve Months Ended Americas Segment 31-Dec-18 31-Mar-19 30-Jun-1930-Sep-19 30-Sep-19 31-Dec-19 31-Mar-20 Income from operations 113.5$ 128.5$ 127.7$ 148.7$ 518.4$ 145.9$ 141.0$ Noncore operating losses & transition related expenses 9.4 (1.2) (0.7) (0.9) 6.6 0.0 0.0 Impairment of long-lived assets 0.0 0.0 0.0 10.8 10.8 0.0 0.0 Amortization of intangible assets 4.8 4.8 4.8 4.8 19.2 4.7 4.8 Adjusted income from operations 127.7$ 132.1$ 131.8$ 163.4$ 555.0$ 150.6$ 145.8$ Twelve Months Ended International Segment 31-Dec-18 31-Mar-19 30-Jun-1930-Sep-19 30-Sep-19 31-Dec-19 31-Mar-20 Income from operations 15.1$ 21.7$ 33.1$ 35.1$ 105.0$ 28.7$ 35.8$ Noncore operating losses & transition related expenses 0.0 0.0 (1.8) (0.3) (2.1) (0.1) 0.0 Impairment of long-lived assets 0.0 0.0 0.0 4.4 4.4 0.0 0.0 Gain on disposal activities 0.0 0.0 0.0 (3.6) (3.6) 0.0 0.0 Amortization of intangible assets 1.5 1.6 1.5 1.4 6.0 1.4 1.4 Adjusted income from operations 16.6$ 23.3$ 32.8$ 37.0$ 109.7$ 30.0$ 37.2$ Twelve Months Ended Continuing Operations 31-Dec-18 31-Mar-19 30-Jun-1930-Sep-19 30-Sep-19 31-Dec-19 31-Mar-20 Income from operations 30.8$ 108.2$ 125.5$ 131.6$ 396.1$ 87.2$ 110.1$ Noncore operating losses & transition related expenses 9.4 (1.2) (2.5) (1.2) 4.5 5.6 0.0 Impairment of long-lived assets 0.0 0.0 0.0 24.9 24.9 0.0 0.0 Accelerated depreciation of project management tool 0.0 0.0 0.0 0.0 0.0 0.0 11.3 Restructuring costs 63.3 15.9 0.0 16.2 95.4 44.9 31.2 Gain on disposal activities 0.0 0.0 0.0 (3.6) (3.6) 0.0 0.0 Amortization of intangible assets 6.3 6.3 6.4 6.2 25.2 6.1 6.2 Adjusted income from operations 109.8$ 129.2$ 129.4$ 174.1$ 542.5$ 143.8$ 158.8$ Reconciliation of Segment Income from Operations to Adjusted Income from Operations Reconciliation of Income from Operations to Adjusted Income from Operations Three Months Ended Three Months Ended Three Months Ended Three Months Ended Three Months Ended Three Months Ended

Non-GAAP Financial Measures

Reconciliation of Adjusted Income from Operations to Adjusted EBITDA

	Three Months Ended				Twelve Months Ended	Three Months Ended	
Continuing Operations	**31-Dec-18**	**31-Mar-19**	**30-Jun-19**	**30-Sep-19**	**30-Sep-19**	**31-Dec-19**	**31-Mar-20**
Adjusted income from operations	$ 109.8	$ 129.2	$ 129.4	$ 174.1	$ 542.5	$ 143.8	$ 158.8
Depreciation	31.4	34.7	34.0	36.3	136.4	33.1	30.0
Noncontrolling interests in income of consolidated subsidiaries, net of tax	(5.0)	(7.2)	(6.2)	(7.0)	(25.4)	(4.1)	(5.4)
Other Income (ex. Interest Income)	0.8	0.9	1.3	0.5	3.5	0.6	(1.2)
Adjusted EBITDA	$ 137.0	$ 157.6	$ 158.5	$ 203.9	$ 657.0	$ 173.4	$ 182.2

Reconciliation of Revenue to Revenue, Net of Subcontractor and Other Direct Costs (NSR)

	Three Months Ended				Twelve Months Ended	Three Months Ended	
	31-Dec-18	**31-Mar-19**	**30-Jun-19**	**30-Sep-19**	**30-Sep-19**	**31-Dec-19**	**31-Mar-20**
Americas							
Revenue	$ 2,560.4	$ 2,576.5	$ 2,563.8	$ 2,681.9	$ 10,382.6	$ 2,452.0	$ 2,475.7
Less: Subcontractor and other direct costs	1,685.4	1,636.0	1,655.2	1,761.3	6,737.9	1,546.4	1,542.5
Revenue, net of subcontractor and other direct costs	$ 875.0	$ 940.5	$ 908.6	$ 920.6	$ 3,644.7	$ 905.6	$ 933.2
International							
Revenue	$ 792.0	$ 834.6	$ 794.8	$ 830.2	$ 3,251.7	$ 783.1	$ 769.5
Less: Subcontractor and other direct costs	155.0	180.4	161.8	184.7	681.9	149.5	143.2
Revenue, net of subcontractor and other direct costs	$ 637.0	$ 654.3	$ 633.0	$ 645.5	$ 2,569.8	$ 633.6	$ 626.3

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AECOM

2020 Investor Day Additional Information Page 1 Page 4 Twelve Months Ended Continuing Operations 31-Dec-18 31-Mar-19 30-Jun-1930-Sep-19 30-Sep-19 31-Dec-19 31-Mar-20 Adjusted income from Operations 109.8$ 129.2$ 129.4$ 174.1$ 542.5$ 143.8$ 158.8$ Other income 3.0 3.6 4.5 3.5 14.6 4.0 2.4 Interest expense (39.4) (41.3) (40.7) (40.2) (161.6) (40.4) (37.1) Interest expense related to deferred financing fees 2.4 2.4 2.5 3.4 10.7 2.0 0.9 Income before tax (Excl restruct, amort, noncore & trans costs) 75.8$ 93.9$ 95.7$ 140.8$ 406.2$ 109.4$ 125.0$ Income tax expense (Excl impact of restruct, amort, noncore & trans costs) (13.5) (19.8) (20.2) (29.8) (83.3) (30.7) (31.9) Net income from continuing operations (Excl all adjusting items) 62.3$ 74.1$ 75.5$ 111.0$ 322.9$ 78.7$ 93.1$ Twelve Months Ended Continuing Operations 31-Dec-18 31-Mar-19 30-Jun-1930-Sep-19 30-Sep-19 31-Dec-19 31-Mar-20 Income from operations 30.8$ 108.1$ 125.6$ 131.6$ 396.1$ 87.2$ 110.1$ Other income 3.0 3.8 4.2 3.6 14.6 4.0 2.4 Interest expense (39.4) (41.4) (40.5) (40.2) (161.5) (40.4) (37.1) (Loss) income before tax (5.6)$ 70.5$ 89.3$ 95.0$ 249.2$ 50.8$ 75.4$ Income tax benefit (expense) 42.5 (12.2) (27.2) (16.6) (13.5) (15.9) (21.6) Net income from continuing operations 36.9$ 58.3$ 62.1$ 78.4$ 235.7$ 34.9$ 53.8$ NCI from continuing operations (4.9) (6.9) (6.1) (6.8) (24.7) (4.0) (5.3) Net income attributable to AECOM from continuing operations 32.0$ 51.4$ 56.0$ 71.6$ 211.0$ 30.9$ 48.5$ Three Months Ended Adjusted Income from Operations to Adjusted Net Income from Continuing Operations Three Months Ended Income from Operations to Net Income Attributable to AECOM from Continuing Operations Three Months Ended Three Months Ended

2020 Investor Day Non - GAAP Financial Information This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting pri nciples (“GAAP”). The Company believes that non - GAAP financial measures such as adjusted EBITDA, adjusted net/operating income, and net service revenue provide a meaningful perspective on its business r esu lts as the Company utilizes this information to evaluate and manage the business. We use adjusted EBITDA and adjusted net/operating income to exclude the impact of non - operating items, such as amortiz ation expense, taxes and non - cash fixed asset impairment to aid investors in better understanding our core performance results. We present net service revenue to exclude subcontractor costs from revenue to provide investors with a better understanding of our operational performance. Our non - GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial information de termined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP, nor is it necessarily comparable to non - GAAP performance measures that may be presented by other companies. A reconciliation of these non - GAAP measures is found above. Page 4 Page 5